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                                                                   Exhibit 10.15

                            COX COMMUNICATIONS, INC.

                       STOCK OPTION PLAN FOR NON-EMPLOYEES

         SECTION 1. PURPOSE. The purpose of the Cox Communications, Inc. Stock Option Plan for Non-Employees is to provide compensation based on the value of Common Stock to certain individuals who are not employees of the Corporation.

         SECTION 2. DEFINITIONS. Whenever used herein, unless the context otherwise indicates, the following terms shall have the respective meaning set forth below.

                  Act: The Securities Exchange Act of 1934, as amended.

                  Board: The Board of Directors of the Corporation.

                  Committee: The Board or a committee appointed by the Board that administers the Plan in accordance with Section 3 hereof.

                  Common Stock: Class A Common Stock of Cox Communications, Inc.

                  Corporation: Cox Communications, Inc. or any successor to it in ownership of substantially all of its assets, whether by merger, consolidation or otherwise.

                  Director: Any member of the Board.

                  Effective Date: The date specified in Section 13 hereof.

                  Option: A right, granted to a Participant under Section 6 to purchase shares of Common Stock at a specified price during specified time periods.

                  Participant: Each individual to whom an option to purchase Common Stock is granted under the Plan.

                  Plan: The Cox Communications, Inc. Stock Option Plan for Non-Employees.

                  Subsidiary: means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. In addition, any other related entity may be designated by the Board as a Subsidiary, provided such entity could be considered as a subsidiary according to generally accepted accounting principles.

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         SECTION 3. ADMINISTRATION.

         3.01. Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                  (i) to select and designate Participants;

                  (ii) to determine the number of Options to be granted, the number of shares of Common Stock to which an Option will relate, the terms and conditions of any Option granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Option, and waivers or accelerations thereof, and waiver of performance conditions relating to an Option, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Option;

                  (iii) to determine whether, to what extent, and under what circumstances an Option may be settled, or the exercise price of an Option may be paid, in cash, shares of Common Stock, or other property, or an Option may be cancelled, forfeited or surrendered;

                  (iv) to prescribe the form of each Option agreement, which need not be identical for each Participant;

                  (v) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                  (vi) to correct any defect or supply an omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Option agreement, rules and regulations, or other instrument hereunder; and

                  (vii) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

         3.02. Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Corporation or any subsidiary the authority to perform administrative functions under the Plan, subject to such terms as the Committee shall determine. Notwithstanding any provisions of the Plan to the contrary, the Committee may delegate any or all of its authority to select Participants, determine the type, amount and terms of Awards and to exercise all other powers described in Section 3.01 to any person or persons the Committee shall from time to time designate, but such delegation of authority may be made only with respect to the selection under the Plan for participation by and issuance of Awards to individuals who are not officers or directors who could be exempt from Section 16 of the Exchange Act under the provisions of Rule 16b-3.

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      3.03. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination, or interpretation.

         SECTION 4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 10, the total number of shares of Common Stock reserved and available for awards under the Plan shall be Two Hundred and Fifty Thousand (250,000) shares. For purposes of this Section 4, the number of and time at which shares of Common Stock shall be deemed to be subject to option and therefore counted against the number of shares of Common Stock reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of shares of Common Stock to be distributed in settlement of an option or with respect to which payments will be made; provided, that, the Committee may adopt procedures for the counting of shares of Common Stock relating to any option for which the number of shares of Common Stock to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares of Common Stock actually distributed or with respect to which payments are actually made differs from the number of shares of Common Stock previously counted in connection with such option.

         If any shares of Common Stock to which an option relates are forfeited or the option is settled or terminates without a distribution of shares of Common Stock (whether or not cash, other options, or other property is distributed with respect to such option), any shares of Common Stock counted against the number of shares of Common Stock reserved and available under the Plan with respect to such option shall, to the extent of any such forfeiture, settlement or termination, again be available for options under the Plan.

         SECTION 5. ELIGIBILITY. Awards may be granted only to individuals who are not employees of the Corporation.

         SECTION 6. OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (i) Exercise Price. The exercise price per share of Common Stock purchasable under an Option shall be determined by the Committee.

                  (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, shares of Common Stock, other options or awards issued under other Corporation plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), and the methods by which shares of Common Stock will be delivered or deemed to be delivered to Participants. Options shall expire not later than ten years after the date of grant.

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                  (iii) Types of Options. Each option issued under this Plan shall be a nonqualified stock option. No option issued under this plan is intended to be an incentive stock option within the meaning of Code
         Section 422.

         SECTION 7. LIMITS ON TRANSFER OF AWARDS; BENEFICIARIES. No right or interest of a Participant shall be pledged, encumbered, or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee no Option subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Option, upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Option Agreement applicable to such Participant or agreement applicable to such, except to the extent the Plan and such Option Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

         SECTION 8. SHARE CERTIFICATES. All certificates for shares of Common Stock delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which shares of Common Stock are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to shares of Common Stock, including under the terms of the Plan or any Option Agreement. In addition, during any period in which Options or shares of Common Stock are subject to restrictions under the terms of the Plan or any Option Agreement, or during any period during which delivery or receipt of any Option or shares of Common Stock has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing shares of Common Stock issuable or issued pursuant to an Option shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

         SECTION 9. REGULATORY COMPLIANCE AND LISTING. The issuance or delivery of any shares of Common Stock may be postponed by the Corporation for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such shares and the Corporation shall not be obligated to issue or deliver any such shares of Common Stock if the issuance or delivery thereof shall constitute a violation of any provisions of any law or any regulation of any governmental authority or any national securities exchange.

         SECTION 10. ADJUSTMENTS. In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of the Corporation, the Committee, in the exercise of its sole discretion, may make such equitable adjustments, to prevent dilution or enlargement of rights, as it may deem appropriate in the number and class of shares of Common Stock authorized to be granted hereunder.

         SECTION 11. TERMINATION OR AMENDMENT. The Board may at any time terminate the Plan and may from time to time alter or amend the Plan or any part thereof (including any amendment deemed necessary to

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ensure that the Corporation may comply with any regulatory requirement referred to in Section 5), provided, that, unless otherwise required by law, the rights of a Participant with respect to any option shares of the Common Stock granted prior to such termination, alteration or amendment may not be impaired without the consent of such Participant and, provided further, to the extent required by any Federal or state law or regulation or the rules of any stock exchange on which the Common stock may be listed, without the approval of the corporation's shareholders, no alteration or amendment may be made which would (i) materially increase the aggregate number of shares of Common Stock that may be granted under the Plan (except by operation of Section 6), or (ii) change the category of individuals eligible to receive shares of Common Stock under the Plan.

         SECTION 12. GENERAL PROVISIONS.

                  (i) No Rights to Options. No Participant or employee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

              (ii) No Shareholder Rights. No Option shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until shares of Common Stock are duly issued or transferred to the Participant in accordance with the terms of the Option.

              (iii) Tax Withholding. The Corporation or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Option under the Plan, including from a distribution of shares of Common Stock, or any payroll or other payment to a Participant, amounts or withholding and other taxes due with respect thereto, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Option. This authority shall include authority to withhold or receive shares of Common Stock or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

              (iv) Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be forfeited or otherwise eliminated.

              (v) Governing Law. The validity, construction, and effect of the plan, any rules and regulations relating to the Plan, and any Option Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

         SECTION 13. EFFECTIVE DATE. The Plan shall become effective on the date of the consummation of the merger of TCA Cable TV, Inc. with and into Cox Classic Cable, Inc.